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                                                                 EXHIBIT 10.22.5

                                 AMENDMENT NO. 4

                            dated as of April 1, 2003

                                      among

                      AMERICREDIT MTN RECEIVABLES TRUST II,

                                   as Debtor,

                      AMERICREDIT FINANCIAL SERVICES, INC.,

                          Individually and as Servicer,

                           MBIA INSURANCE CORPORATION,

                                   as Insurer

                                       and

                         MERIDIAN FUNDING COMPANY, LLC,

                                  as Purchaser

                              to SECURITY AGREEMENT

                            dated as of June 12, 2001

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        THIS AMENDMENT NO. 4 TO THE SECURITY AGREEMENT, dated as of April 1,
2003 (this "Amendment") is among AMERICREDIT MTN RECEIVABLES TRUST II (the "Debtor"), AMERICREDIT FINANCIAL SERVICES, INC., individually and in its capacity as Servicer ("AFS"), MBIA INSURANCE CORPORATION, as Insurer ("MBIA"), and MERIDIAN FUNDING COMPANY, LLC, as Purchaser ("Meridian").

        WHEREAS, the Debtor, AFS, MBIA, Meridian, AmeriCredit MTN Corp. II and JPMorgan Chase Bank (successor to Chase Manhattan Bank) entered into a Security Agreement dated as of June 12, 2001 relating to the $750,000,000 AmeriCredit MTN Receivables Trust II Note;

        WHEREAS, Section 9.2(b) of the Security Agreement permits amendment of the Security Agreement by the Debtor, AFS, MBIA and Meridian (the "Parties") upon the terms and conditions specified therein;

        WHEREAS, the Security Agreement has previously been amended by Amendment No. 1, dated as of December 1, 2002, Amendment No. 2, dated as of February 1, 2003 and Amendment No. 3, dated as of February 28, 2003 among the Parties;

        WHEREAS, the Insurer is the Controlling Party under the Transaction Documents;

        WHEREAS, the Parties wish to amend the Security Agreement as provided herein.

        NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties agree that the Security Agreement is hereby amended effective as of the date hereof as follows:

        Section 1. Definitions Each term used herein but not defined herein shall have the meaning assigned to such term in the Security Agreement.

        Section 2. Amendment to Section 1.1 (Certain Defined Terms)

        (a) The definition of "Credit Score Based Reserve Percentage" in Section
        1.1 is amended and restated, in its entirety, as follows:

        "Credit Score Based Reserve Percentage" means, with respect to the Amortization Period, the applicable percentage set forth in the number clauses (i) through (v) below:

                        (i) 13% if the Weighted Average AmeriCredit Score of all
                Eligible Receivables as of the commencement of the Amortization Period, after taking into account all Facility Activity on such date is greater than or equal to 235.00; or

                        (ii) 14% if the Weighted Average AmeriCredit Score of
                all Eligible Receivables as of the commencement of the Amortization Period, after taking into account all Facility Activity on such date is greater than or equal to 234 but less than 235; or

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                        (iii) 15% if the Weighted Average AmeriCredit Score of
                all Eligible Receivables as of the commencement of the Amortization Period, after taking into account all Facility Activity on such date is greater than or equal to 232 but less than 234; or

                        (iv) 16% if the Weighted Average AmeriCredit Score of
                all Eligible Receivables as of the commencement of the Amortization Period, after taking into account all Facility Activity on such date is greater than or equal to 230 but less than 232; or

                        (v) 17% if the Weighted Average AmeriCredit Score of all
                Eligible Receivables as of the commencement of the Amortization Period, after taking into account all Facility Activity on such date is greater than or equal to is less than 230.

        (b) The definition of "Initial Reserve Percentage" in Section 1.1 is amended and restated, in its entirety, as follows:

        "Initial Reserve Percentage" means, with respect to any Delivery Date:

                        (i) 6%, if both

                        (a) the Weighted Average AmeriCredit Score of all
                Eligible Receivables (including the Receivables to be delivered on such Receivables Delivery Date) is greater than or equal to 235.00; and

                        (b) the most-recently calculated Portfolio Net Loss
                Ratio is less than 7.00%

                        (ii) 7%, if either

                        (a) the Weighted Average AmeriCredit Score of all
                Eligible Receivables (including the Receivables to be delivered on such Receivables Delivery Date) is greater than or equal to
                234.00 but less than 235.00; or

                        (b) the most-recently calculated Portfolio Net Loss
                Ratio is greater than or equal to 7.00% but less than 7.50%.

                        (iii) 8%, if either

                        (a) the Weighted Average AmeriCredit Score of all
                Eligible Receivables (including the Receivables to be delivered on such Receivables Delivery Date) is less than 234.00; or

                        (b) the most-recently calculated Portfolio Net Loss
                Ratio is greater than or equal to 7.50% but less than 8.00%.

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                        (iv) 9%, if

                        (a) the most-recently calculated Portfolio Net Loss
                Ratio is greater than or equal to 8.00%.

        (c) The definition of "Premium Side Letter" in Section 1.1 is amended and restated, in its entirety, as follows:

                "Premium Side Letter" means the letter of agreement dated June 11, 2001 between AmeriCredit and the Note Insurer, as amended, modified or otherwise supplemented from time to time.

        (d) The definition of "Revolving Period Reserve Percentage" in Section
        1.1 is amended and restated, in its entirety, as follows:

                "Revolving Period Reserve Percentage" means, with respect to any Borrowing Base Determination Date during the Revolving Period, the sum of (x) if, and only if, the Weighted Average Age of the Eligible Receivables then exceeds 180.00 days, 3%, plus (y) the applicable percentage set forth in the numbered clauses (i) through (iv) below:

                (i) 8%, if both

                        (a) the Weighted Average AmeriCredit Score of all Eligible Receivables as of such date of determination, after taking into account all Facility Activity on such date is greater than or equal to 235.00; and

                        (b) the most-recently calculated Portfolio Net Loss Ratio is less than 7.00%.

                (ii) 9%, if either

                        (a) the Weighted Average AmeriCredit Score of all Eligible Receivables as of such date of determination, after taking into account all Facility Activity on such date is greater than or equal to 234.00 but less than 235.00; or

                        (b) the most-recently calculated Portfolio Net Loss Ratio is greater than or equal to 7.00% but less than 7.50%.

                (iii) 10%, if either

                        (a) the Weighted Average AmeriCredit Score of all Eligible Receivables as of such date of determination, after taking into account all Facility Activity on such date is greater than or equal to 232.00 but less than 234.00; or

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                        (b) the most-recently calculated Portfolio Net Loss
                        Ratio is greater than or equal to 7.50% but less than 8.00%.

                (iv) 11%, if either

                        (a) the Weighted Average AmeriCredit Score of all Eligible Receivables as of such date of determination, after taking into account all Facility Activity on such date is less than 232.00; or

                        (b) the most-recently calculated Portfolio Net Loss Ratio is greater than or equal to 8.00%.

        Section 3. Amendment to Section 6.1 (Termination and Amortization
Events)

        Section 6.1(nn) is amended and restated, in its entirety, as follows:

                (nn) The portion of AmeriCredit's total committed and in good standing warehouse facilities that is insured by the Note Insurer exceeds 40%.

        Section 4. Separate Counterpart. This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

        Section 5. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ITS CONFLICTS OF LAW PROVISIONS.

        Section 6. Binding Effect; Ratification.

                (a) This Amendment shall become effective as of the date first set forth above, when counterparts hereof shall have been executed and delivered by the parties hereto, and thereafter shall be binding on the parties hereto and their respective successors and assigns.

                (b) On and after the execution and delivery hereof, (i) this Amendment shall be a part of the Security Agreement, and (ii) each reference in any Transaction Document (as defined in the Insurance Agreement) to the Security Agreement shall mean and be a reference to the Security Agreement as amended hereby.

                (c) Except as expressly amended hereby, all provisions of the Security Agreement shall remain in full force and effect and are hereby ratified and confirmed by the parties hereto.

                            [Signature Pages Follow]

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        IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date set forth on the first page hereof.

                                           AMERICREDIT MTN RECEIVABLES TRUST II

                                           By: DEUTSCHE BANK TRUST COMPANY
                                            DELAWARE, not in its individual
                                            capacity but solely as Owner Trustee
                                            on behalf of the Issuer

                                           By:
                                               ---------------------------------
                                              Name:
                                              Title:

                                           AMERICREDIT FINANCIAL SERVICES, INC.,
                                            Individually and as Servicer

                                           By:
                                               ---------------------------------
                                              Name:
                                              Title:

                                           MBIA INSURANCE CORPORATION,
                                            as Insurer

                                           By
                                              ----------------------------------
                                             Name:
                                             Title:

                                           MERIDIAN FUNDING COMPANY, LLC,
                                            as Purchaser

                                           By
                                             -----------------------------------
                                            Name:
                                            Title:

Signature Page for Amendment No. 4
to the Security Agreement (MTN II)